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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549
                                    ________

                                    FORM 8-K
                                    ________

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                        Date of Report: October 28, 1997
               (Date of earliest event reported): October 2, 1997



                     INFORMATION MANAGEMENT RESOURCES, INC.
                (Exact name of Company specified in its charter)



           Florida                   0-28840                59-2911475
(State or other jurisdiction of  (Commission File         (IRS Employer
incorporation or organization)      Number)               Identification No.)





         26750 U.S. Highway 19 North, Suite 500
                   Clearwater, Florida                        34621
        (Address of principal executive offices)            (Zip Code)




                                 (813) 797-7080
                (Company's telephone number, including area code)











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ITEM 5.   OTHER EVENTS

        Effective October 2, 1997, the Board of Directors of Information Management Resources, Inc. (the "Company") adopted, subject to approval by the shareholders of the Company, the First Amendment to the Information Management Resources, Inc. Stock Incentive Plan (the "Plan") increasing the total number of shares of the Company's Common Stock reserved for issuance under the Plan from 8,168,970 shares (the "Reserve") to 10,668,970 shares. All stock incentives granted under the Plan which cause the total grants under the Plan to exceed the Reserve shall be subject to approval of the amendment by the Company's Shareholders.










































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                                   SIGNATURES



        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                       INFORMATION MANAGEMENT RESOURCES, INC.



                                       /s/ Dilip Patel
                                       ---------------
                                       DILIP PATEL
                                       Secretary



Date:  October 28, 1997






























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                                  EXHIBIT INDEX


Exhibit                                                                 Page No.
-------                                                                 --------

99             First Amendment to
               Information Management Resources, Inc.
               Stock Incentive Plan                                        5










































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